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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2003

GS MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                    333-100818                13-6357101
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

85 Broad Street,
New York, New York                                                10004
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code, is (212) 902-1000.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

             Item 601(a) of
             Regulation S-K
Exhibit No.   Exhibit No.                          Description
-----------   -----------                          -----------

     1             4           Trust and Servicing Agreement, dated as of
                               August 1, 2003, among GS Mortgage Securities
                               Corp., as depositor, GMAC Mortgage Corporation, as servicer and JPMorgan Chase Bank, as trustee.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 12, 2003

                                        GS MORTGAGE SECURITIES CORP.


                                        By: /s/ Marvin J. Kabatznick
                                            ----------------------------
                                        Name: Marvin J. Kabatznick
                                        Title: CEO

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                                  EXHIBIT INDEX

                 Item 601(a) of    Sequentially
                 Regulation S-K    Numbered
Exhibit Number   Exhibit No.       Description                              Page
--------------   -----------       -----------                              ----

1                4                 Trust and Servicing Agreement, dated     5
                                   as of August 1, 2003, among GS
                                   Mortgage Securities Corp., as
                                   depositor, GMAC Mortgage Corporation,
                                   as servicer and JPMorgan Chase Bank,
                                   as trustee.